                                                                  EXHIBIT 10.4

                         EMPLOYMENT AGREEMENT EXTENSION

         This EMPLOYMENT AGREEMENT EXTENSION (hereinafter referred to as this "AGREEMENT EXTENSION"), is entered into effective the 31st day of January, 2006, by and between the Franklin Savings and Loan Company, a savings and loan association incorporated under the laws of the State of Ohio (hereinafter referred to as the "EMPLOYER") and Lawrence J. Spitzmueller, an individual (hereinafter referred to as the "EMPLOYEE");

                                   WITNESSETH:

         WHEREAS, the EMPLOYEE is currently employed as the Vice President of the EMPLOYER; and

         WHEREAS, the EMPLOYER and the EMPLOYEE are parties to an employment agreement dated December 20, 2004 (the "EMPLOYMENT AGREEMENT"); and

         WHEREAS, Section 1 of the EMPLOYMENT AGREEMENT provides that the Board of Directors of the EMPLOYER may extend the term of the EMPLOYMENT AGREEMENT for a one-year term beyond the then effective expiration date, provided the Board has determined that the EMPLOYMENT AGREEMENT should be extended; and

         WHEREAS, as a result of the skill, knowledge, performance and experience of the EMPLOYEE, the Board of Directors of the EMPLOYER has determined that the EMPLOYMENT AGREEMENT should be extended for an additional one-year term; and

         WHEREAS, the EMPLOYEE desires to continue to serve as the Vice President of the EMPLOYER and consents to the extension of the EMPLOYMENT AGREEMENT;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYER and the EMPLOYEE hereby agree as follows:

         1. Extension of Term of Employment Agreement. The term of the EMPLOYMENT AGREEMENT is extended for a one year period and shall end on December 20, 2009 (the "EXTENDED TERM").

         2. Effect of Prior Agreements. All of the terms and conditions of the EMPLOYMENT AGREEMENT shall remain in full force and effect during the EXTENDED TERM.

         IN WITNESS WHEREOF, the EMPLOYER has caused this AGREEMENT EXTENSION to be executed by its duly authorized officer, and the EMPLOYEE has consented to and signed this AGREEMENT EXTENSION, each as of the day and year first above written.

                                            EMPLOYER:

Attest:                                     THE FRANKLIN SAVINGS
                                            AND LOAN COMPANY



/s/ Gretchen J. Schmidt                     By:  /s/ Thomas H. Siemers
---------------------------                      -----------------------------
Gretchen J. Schmidt                         Name:  Thomas H. Siemers
---------------------------                       ----------------------------
                                            Title:  President
                                                   ---------------------------


                                            EMPLOYEE:
Attest:


/s/ Gretchen J. Schmidt                     /s/ Lawrence Spitzmueller
---------------------------                 ----------------------------------
Gretchen J. Schmidt                         Lawrence J. Spitzmueller
---------------------------